UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  November 12, 2010



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



             1-9788                              06-1218089
     ------------------------       ------------------------------------
     (Commission File Number)       (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois                 60425
----------------------------------------         ----------
(Address of Principal Executive Offices)         (Zip Code)



                              (708) 755-7000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On November 12, 2010, Landauer, Inc. (the "Company") executed a third amendment (the "Third Amendment"), with an effective date of October 31, 2010, to its loan agreement, dated as of October 5, 2007, as amended on June 17, 2009 and February 12, 2010, among the Company, Global Physics Solutions, Inc. and U.S. Bank National Association ("U.S. Bank" or the "Bank"). This Third Amendment, among other items:

      . Increased the aggregate amount of funds available to the Company under its credit facility with U.S. Bank from $30.0 million to $50.0 million; subject, with respect to amounts borrowed in excess of $25.0 million, which was increased in the Third Amendment from the previous amount of $20.0 million, to a borrowing base test.

      .     Extended the maturity date to October 31, 2013.

      . Modified the manner in which the interest rate on outstanding amounts would be determined. The Third Amendment continues to permit the Company to elect to pay an annualized interest rate based on either LIBOR or the Bank's prime rate. For rates that are based on the Bank's prime rate, the Third Amendment increased the rate from prime minus 0.28% to prime minus 0.18%.

      . Extended the applicable date of the prepayment penalty such that the penalty would be due if the Company should voluntarily terminate the facility prior to October 31, 2011.

      The foregoing summary of the material terms of the Third Amendment is qualified in its entirety by the complete text of the Third Amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing summary may not contain all of the information about the Third Amendment that is important to you.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits.

            10.1  Third Amendment, effective October 31, 2010, to
                  Loan Agreement between Landauer, Inc. and
                  U.S. Bank National Association, dated October 5, 2007, as amended on June 17, 2009 and February 12, 2010.

























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


                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAUER, INC.

November 17, 2010

                                    By:  /s/ Jonathon M. Singer
                                         -------------------------------
                                         Jonathon M. Singer
                                         Senior Vice President, Finance,
                                         Secretary, Treasurer and
                                         Chief Financial Officer
                                         (Principal Financial and
                                         Accounting Officer)



















































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


                               EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

 10.1             Third Amendment, effective October 31, 2010, to
                  Loan Agreement between Landauer, Inc. and
                  U.S. Bank National Association, dated October 5, 2007, as amended on June 17, 2009 and February 12, 2010.


























































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